UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2024

The Charles Schwab Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-9700	94-3025021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Schwab Way Westlake, Texas	76262
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 859-5000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $.01 par value per share	SCHW	New York Stock Exchange
Depositary Shares, each representing a 1/40th ownership interest in a share of 5.95% Non-Cumulative Preferred Stock, Series D	SCHW PrD	New York Stock Exchange
Depositary Shares, each representing a 1/40th ownership interest in a share of 4.450% Non-Cumulative Preferred Stock, Series J	SCHW PrJ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	The 2024 Annual Meeting of Stockholders of The Charles Schwab Corporation (“CSC”) was held on May 23, 2024.

(b)

All nominees for directors were elected, and each nominee received more “for” votes than “against” votes cast for the nominee’s election. The proposal to ratify the selection of Deloitte & Touche LLP (“Deloitte”) as CSC’s independent auditors for the 2024 fiscal year was approved. The advisory vote on named executive officer (“NEO”) compensation was approved. The stockholder proposal requesting changes to the executive compensation program was not approved. The stockholder proposal on workforce discrimination risk oversight and impact was not approved. The stockholder proposal on pay equity disclosure was not approved. The final voting results were as follows:

		For	Against	Abstain	Broker Non-Vote
1	Election of Directors
	(a) Walter W. Bettinger II	1,386,038,893	101,302,966	4,370,072	61,320,014
	(b) Joan T. Dea	1,368,188,579	122,383,889	1,139,463	61,320,014
	(c) Christopher V. Dodds	1,451,421,642	39,375,004	915,284	61,320,014
	(d) Bharat B. Masrani	1,418,614,548	71,717,320	1,380,063	61,320,014
	(e) Charles A. Ruffel	1,454,264,747	36,246,410	1,200,774	61,320,014
2	Ratification of the Selection of Deloitte as Independent Auditors	1,460,968,515	91,298,653	764,778	0
3	Advisory Vote to Approve NEO Compensation	1,352,679,636	136,965,265	2,067,030	61,320,014
4	Stockholder Proposal Requesting Changes to the Executive Compensation Program	63,702,064	1,414,674,878	13,334,990	61,320,014
5	Stockholder Proposal on Workforce Discrimination Risk Oversight and Impact	9,187,020	1,474,497,271	8,027,640	61,320,014
6	Stockholder Proposal on Pay Equity Disclosure	344,578,130	1,141,063,479	6,070,322	61,320,014

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHARLES SCHWAB CORPORATION

Date: May 29, 2024	By:	/s/ Peter Crawford
Peter Crawford
Managing Director and Chief Financial Officer